                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Brendan Boushel
                                          ------------------------
                                               Brendan Boushel

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Donald E. Panoz
                                          ------------------------
                                               Donald E. Panoz

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Donal J. Geaney
                                          ------------------------
                                               Donal J. Geaney

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Thomas G. Lynch
                                          ------------------------
                                               Thomas G. Lynch

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Kenneth W. McVey
                                          ------------------------
                                               Kenneth W. McVey

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               William F. Daniel
                                          ------------------------
                                               William F. Daniel

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Howard C. Ansel
                                          -----------------------------
                                               Howard C. Ansel, Ph.D.

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Garo Armen
                                          -----------------------------
                                               Garo Armen, Ph.D.

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               James Balog
                                          -----------------------------
                                               James Balog

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               David R. Bethune
                                          -----------------------------
                                               David R. Bethune

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Laurence Crowley
                                          -----------------------------
                                               Laurence Crowley

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Alan Gillespie
                                          -----------------------------
                                               Alan Gillespie

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Charles Greyston
                                          -----------------------------
                                               Charles Greyston

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Kevin McIntyre
                                          -----------------------------
                                               Kevin McIntyre, M.D.

                                                                    EXHIBIT 24.1


                             ELAN CORPORATION, PLC


     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby appoints Donald E. Panoz, Donal J. Geaney, Thomas G. Lynch and Kenneth W. McVey, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and restitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement under the Securities Act of 1933, as amended, of Form F-4 to sign any and all pre- or post-effective amendments to the Registration Statement of Form F-4, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of April, 1996.

                                               Richard Thornburgh
                                          -----------------------------
                                               Richard Thornburgh